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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                           THE SECURITIES ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 16, 2000



                                REHABILICARE INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Minnesota                        (No. 0-9407)            41-0985318
    -------------------------------    ------------------    -------------------
    (State or other jurisdiction of    Commission File No.   (I.R.S. Employer
    incorporation or organization)                           Identification No.)


          1811 Old Highway 8
           New Brighton, MN                                   55112
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(Address of principal executive offices)                    (Zip Code)


                                 (651) 638-0590
               ---------------------------------------------------
               (Registrants telephone number, including area code)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On March 16, 2000, Rehabilicare Inc. (the "Company") received notice from PricewaterhouseCoopers LLP ("PWC"), its independent accountants, that PWC was resigning the client-auditor relationship between the Company and PWC. Such resignation was effective on March 16, 2000.

The reports of PWC on the financial statements of the Company for its fiscal years ended June 30, 1999 and June 30, 1998 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period through March 16, 2000, (i) there were no disagreements between the Company and PWC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years (a "Disagreement") and (ii) there were no reportable events (a "Reportable Event"), as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "Commission").

The Company is currently seeking proposals from other accounting firms with a view toward engaging a new independent accounting firm. The Company has not, during the Company's two most recent fiscal years or the subsequent interim period through March 16, 2000, consulted with any other accounting firm from which it is seeking proposals regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report was provided to the Company or oral advice was provided that any such accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

The Company has furnished PWC with a copy of this Form 8-K and has requested that PWC furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of PWC's letter to the Commission, dated March 21, 2000, is filed as Exhibit 16.1 to this current report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit Number                     Description

          16.1                              Letter of PricewaterhouseCoopers LLP




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          Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REHABILICARE INC.


                                         By /s/ W. Glen Winchell
                                            ------------------------------------
                                         W. Glen Winchell, Vice President of
                                         Finance and Chief Financial Officer
Dated: March 21, 2000